CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Harvey R. Blau, Chief Executive Officer and Chairman of the Board of Aeroflex Incorporated, certify that:

     The Form 10-Q of Aeroflex Incorporated for the period ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Aeroflex Incorporated.

This   certification  is  being  furnished   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Aeroflex Incorporated for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


                                               /s/Harvey R. Blau
                                            -------------------------
                                            Name: Harvey R. Blau
                                            Date:   May 15, 2003


A signed original of this written statement required by Section 906 has been provided to Aeroflex Incorporated and will be retained by Aeroflex Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.